Exhibit 99.1

Press Release | For Distribution

Zix Reports First Quarter 2017 Financial Results

Strong Customer Cloud Adoption Drives Record Revenue

DALLAS — April 25, 2017 — Zix Corporation (Zix) (NASDAQ: ZIXI), a leader in email data protection, today announced financial results for the first quarter ended March 31, 2017.

First Quarter 2017 Financial Highlights (results compared to the same year-ago quarter)

•	Revenue increased 11% to a record $15.9 million

•	GAAP Net Income increased 13% to $1.8 million

•	Adjusted EBITDA increased 9% to $4.5 million

•	GAAP fully diluted earnings per share was flat at $0.03

•	Non-GAAP fully diluted earnings per share increased 14% to $0.07

•	Total New First Year Orders increased 9% to $2.1 million

•	Annual contract value increased 11% to a record $64.4 million

•	The company ended the quarter with $23.4 million in cash and no debt

Management Commentary

“Q1 was a pivotal quarter in the company’s history, highlighted by the evolution of our corporate brand and the expansion of our email data protection solutions with the acquisition of Greenview Data,” said David Wagner, Zix’s Chief Executive Officer. “In just 33 days following the closing of the Greenview Data acquisition, we launched our newest offering, ZixProtect, which features three new product bundles. ZixProtect allows us to deliver a broader email data protection solution to our customers and significantly expands our addressable market. Looking to the remainder of 2017, we are focused on cross-selling our expanded suite of solutions and investing in our direct sales and customer success teams to continue our progress of generating profitable growth for our shareholders.”

Zix’s Chief Financial Officer David Rockvam added, “Complementing the operational milestones we achieved throughout the quarter is the fact that we generated another period of solid financial results, with quarterly revenue and annual contract value reaching all-time highs. Revenue increased 11%, which exceeded our guidance and reflects the continued success of our sales team in securing new customer orders and add-ons for both additional licenses and new products. We also achieved strong customer cloud adoption, with our hosted customer base up 103%, compared to the first quarter of 2016. With a healthy pipeline of orders in place, as well as the positive initial contributions expected from Greenview Data, we are pleased to be able to increase our revenue guidance range for 2017 to $66.2 million to $66.7 million, which represents 10% to 11% growth compared to fiscal year 2016.”

www.zixcorp.com

Press Release | For Distribution

First Quarter 2017 Operational Highlights

•	Expanded suite of email security solutions with the acquisition of Greenview Data

•	Evolved company brand to strengthen its communication to customers and prospects and enable Zix to advance with future growth opportunities

•	Increased market share to 30 percent of U.S. banks using Zix® Email Encryption

First Quarter 2017 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share data	Q1 2017	Q1 2016	Change (1)
Revenue	$15.9	$14.3	10.9%
GAAP Gross Profit	$13.1	$11.8	10.8%
GAAP Net Income	$1.8	$1.6	13.1%
GAAP Net Income Per Share – Diluted	$0.03	$0.03	19.2%
EBITDA (2)	$3.3	$3.1	8.6%
EBITDA Margin	20.9%	21.4%	(0.5 pts )
Non-GAAP Adjusted Gross Profit (3)	$13.1	$11.9	10.9%
Non-GAAP Adjusted Net Income (3)	$3.7	$3.4	8.3%
Non-GAAP Adjusted Net Income Per Share – Diluted (3)	$0.07	$0.06	14.2%
Adjusted EBITDA (3)	$4.5	$4.1	8.7%
Adjusted EBITDA Margin	28.1%	28.6%	(0.6 pts )
New First Year Orders	$2.1	$1.9	9%
Total Orders	$14.3	$15.7	(9%)
Backlog (4)	$78.9	$75.5	4.5%

(1)	Changes are based on actual numbers versus numbers shown in the columns, which may reflect rounding
(2)	Adjusted earnings before interest, taxes, depreciation and amortization
(3)	A reconciliation of GAAP to non-GAAP adjusted results is included in this press release and available on our investor relations Web page at http://investor.zixcorp.com
(4)	Service contract commitments that represent future revenue to be recognized as the services are provided

The acquisition of Greenview Data and the introduction of ZixProtect demonstrate the company’s focus on meeting the entire breadth of its customers’ email data protection needs, enhancing its leadership

www.zixcorp.com

Press Release | For Distribution

position in email encryption and expanding its growth opportunities with add-on business in a larger total addressable market. Along with Zix’s seven growth pillars and customer success model, this focus will continue to drive the company’s long-term profitable growth initiatives.

Financial Outlook

For the second quarter 2017, the company forecasts revenue to range between $16.1 million and $16.4 million, representing an increase of 8% to 10% year-over-year. The company forecasts fully diluted GAAP earnings per share to be in a range of $0.02 and $0.03 and fully diluted non-GAAP adjusted earnings per share to be $0.06 for the second quarter 2017.

For fiscal year 2017, the company is increasing its revenue guidance range to be between $66.2 million and $66.7 million, representing an increase of 10% to 11% compared to fiscal year 2016. The company forecasts fully diluted GAAP earnings per share to be between $0.10 and $0.12 and reiterates its fully diluted non-GAAP adjusted earnings per share guidance of $0.28 for fiscal year 2017.

Conference Call Information

Management will discuss these financial results and outlook on a conference call today (April 25, 2017) at 5:00 p.m. ET (2:00 p.m. PT).

A live webcast of the conference call will be available in the investor section of Zix’s website here. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 3858448. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

An audio replay of the conference will be available for seven days, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 3858448. An archive of the webcast will also be available on the Zix investor relations Web site.

About Zix Corporation

Zix Corporation (Zix) is a leader in email security. Trusted by the nation’s most influential institutions in healthcare, finance and government, Zix delivers a superior experience and easy-to-use solutions for email encryption and data loss prevention, advanced threat protection, archiving and bring your own device (BYOD) mobile security. Focusing on the protection of business communication, Zix enables its customers to better secure data and meet compliance needs. Zix is publicly traded on the Nasdaq Global Market under the symbol ZIXI. For more information, visit www.zixcorp.com.

www.zixcorp.com

Press Release | For Distribution

###

Zix Company Contact Taylor Johnson (214) 370-2134 tjohnson@zixcorp.com	Zix Investor Contact Matt Glover and Najim Mostamand Liolios Group, Inc. (949) 574-3860 ZIXI@liolios.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue or earnings, potential benefits of strategic relationships, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Zix on the date this release was issued. Zix undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to market acceptance of new Zix solutions and how privacy and data security laws may affect demand for Zix email data protection solutions. Zix may not succeed in addressing these and other risks. Further information regarding factors that could affect Zix financial and other results can be found in the risk factors section of Zix’s most recent filing on Form 10-K with the Securities and Exchange Commission.

www.zixcorp.com

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,
	2017	December 31,
	(unaudited)	2016
ASSETS
Current assets:
Cash and cash equivalents	$23,432,000	$26,457,000
Receivables, net	1,010,000	1,209,000
Prepaid and other current assets	2,592,000	2,829,000

Total current assets	27,034,000	30,495,000
Property and equipment, net	3,870,000	3,976,000
Goodwill	10,742,000	2,161,000
Deferred tax assets	44,919,000	45,726,000

Total assets	$86,565,000	$82,358,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$5,563,000	$4,720,000
Deferred revenue	26,793,000	25,773,000

Total current liabilities	32,356,000	30,493,000
Long-term liabilities:
Deferred revenue	1,619,000	1,448,000
Deferred rent	1,308,000	1,347,000

Total long-term liabilities	2,927,000	2,795,000

Total liabilities	35,283,000	33,288,000
Total stockholders’ equity	51,282,000	49,070,000

Total liabilities and stockholders’ equity	$86,565,000	$82,358,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
	2017	2016
Revenue	$15,893,000	$14,328,000

Cost of revenue	2,823,000	2,537,000

Gross profit	13,070,000	11,791,000
Operating expenses:
Research and development	2,423,000	2,179,000
Selling, general and administrative	7,985,000	7,144,000

Total operating expenses	10,408,000	9,323,000

Operating income	2,662,000	2,468,000
Operating margin	17%	17%

Other income, net	79,000	59,000

Income before income taxes	2,741,000	2,527,000
Income tax expense	(966,000)	(957,000)

Net income	$1,775,000	$1,570,000

Basic income per common share:	$0.03	$0.03

Diluted income per common share:	$0.03	$0.03

Shares used in per share calculation - basic	52,959,185	56,002,447

Shares used in per share calculation - diluted	53,666,649	56,581,366

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended March 31,
	2017	2016
Operating activities:
Net income	$1,775,000	$1,570,000
Non-cash items in net income	1,972,000	1,715,000
Changes in operating assets and liabilities	394,000	756,000

Net cash provided by operating activities	4,141,000	4,041,000

Investing activities:
Purchases of property and equipment	(463,000)	(183,000)
Acquisition of business, net of cash acquired	(6,550,000)	—

Net cash used in investing activities	(7,013,000)	(183,000)

Financing activities:
Proceeds from exercise of stock options	300,000	50,000
Purchase of Treasury Stock	(453,000)	(5,483,000)

Net cash used in financing activities	(153,000)	(5,433,000)

Increase (Decrease) in cash and cash equivalents	(3,025,000)	(1,575,000)
Cash and cash equivalents, beginning of period	26,457,000	28,664,000

Cash and cash equivalents, end of period	$23,432,000	$27,089,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

		Three Months Ended
		March 31,
		2017	2016
Revenue:
GAAP revenue		$15,893,000	$14,328,000

Cost of revenue
GAAP cost of revenue		$2,823,000	$2,537,000
Stock-based compensation charges (1)	(A)	(71,000)	(60,000)

Non-GAAP adjusted cost of revenue		$2,752,000	$2,477,000

Gross profit:
GAAP gross profit		$13,070,000	$11,791,000
Stock-based compensation charges (1)	(A)	71,000	60,000

Non-GAAP adjusted gross profit		$13,141,000	$11,851,000

Research and development expense
GAAP research and development expense		$2,423,000	$2,179,000
Stock-based compensation charges (1)	(A)	(80,000)	(77,000)

Non-GAAP adjusted research and development expense		$2,343,000	$2,102,000

Selling and marketing expense
GAAP selling and marketing expense		$5,173,000	$4,409,000
Stock-based compensation charges (1)	(A)	(205,000)	(148,000)

Non-GAAP adjusted selling and marketing expense		$4,968,000	$4,261,000

General and administrative expense
GAAP general and administrative expense		$2,812,000	$2,735,000
Stock-based compensation charges (1)	(A)	(234,000)	(77,000)
Strategic consulting and litigation costs (2)	(B)	(542,000)	(679,000)
Executive separation payment (3)	(C)	(3,000)	—

Non-GAAP adjusted general and administrative expense		$2,033,000	$1,979,000

Operating income:
GAAP operating income		$2,662,000	$2,468,000
Stock-based compensation charges (1)	(A)	590,000	362,000
Strategic consulting and litigation costs (2)	(B)	542,000	679,000
Executive separation payment (3)	(C)	3,000	—

Non-GAAP adjusted operating income		$3,797,000	$3,509,000

Adjusted Operating Margin		23.9%	24.5%

Net income:
GAAP net income		$1,775,000	$1,570,000
Stock-based compensation charges (1)	(A)	590,000	362,000
Strategic consulting and litigation costs (2)	(B)	542,000	679,000
Executive separation payment (3)	(C)	3,000	—
Income tax impact	(D)	807,000	820,000

Non-GAAP adjusted net income		$3,717,000	$3,431,000

Diluted net income per common share:
GAAP net income		$0.03	$0.03
Adjustments per share	(A-D)	$0.04	$0.03

Non-GAAP adjusted net income		$0.07	$0.06

Shares used to compute Non-GAAP adjusted net income per share - diluted		53,666,649	56,581,366

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(E)
Net income		$1,775,000	$1,570,000
Income tax provision		966,000	957,000
Depreciation expense		582,000	534,000

EBITDA		3,323,000	3,061,000

Adjustments:
Share-based compensation expense	(A)	590,000	362,000
Strategic consulting and litigation costs (2)	(B)	542,000	679,000
Executive separation payment (3)	(C)	3,000	—

Adjusted EBITDA		$4,458,000	$4,102,000

Adjusted EBITDA margin		28.1%	28.6%

(1) Stock-based compensation charges are included as follows:
Cost of revenues		$71,000	$60,000
Research and development		80,000	77,000
Selling and marketing		205,000	148,000
General and administrative		234,000	77,000

		$590,000	$362,000

(2) Strategic consulting and litigation costs are included as follows:
General and administrative		542,000	679,000

		$542,000	$679,000

(3) Executive separation payment is included as follows:
General and administrative		3,000	—

		$3,000	$—

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES OUTLOOK

	LOW	HIGH	LOW	HIGH
	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	June 30	June 30	December 31,	December 31,
	2017	2017	2017	2017
Revenue:
GAAP revenue	$16,100,000	$16,400,000	$66,200,000	$66,700,000

Diluted net income per common share:
GAAP net income	$0.02	$0.03	$0.10	$0.12
Stock-based compensation charges	$0.01	$0.01	$0.04	$0.04
Strategic consulting and litigation costs	$0.01	$0.01	$0.07	$0.05
Income tax impact	$0.02	$0.01	$0.07	$0.07

Non-GAAP adjusted net income	$0.06	$0.06	$0.28	$0.28

Shares used to compute Non-GAAP adjusted net income per share - diluted	53,769,067	53,769,067	53,901,760	53,901,760

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, and strategic consulting and litigation costs to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude litigation expenses and non-recurring items that impact our ongoing business. See items (A) through (D) below for further information on the current quarter’s reconciling items.

Item Items (A) through (E) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (E).

(A)	Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.
(B)	Strategic consulting and litigation costs. See item (2) on previous page. The Company’s management excludes certain board-directed consulting costs and litigation expenses when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.
(C)	Executive separation payment relating to CFO employment termination benefits agreement. See item (3) on previous page. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.
(D)	The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.
(E)	EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and litigation expenses.